NYSE BBX August 29, 2008 Prepared: August 2008 NYSE BBX

3 (NYSE:BBX) Assets1 $6.5 Billion Equity Capital1 $408 Million Tangible Book Value/Share2 $5.93 Price to Tangible Book3 0.25x 1At 6/30/08 3Tangible book is defined as stockholders' equity less intangible assets divided by shares outstanding at 6/30/08 2Based on $1.50 per share closing price on 8/28/08 and outstanding shares as of 6/30/08 BANKATLANTIC BANCORP

5 BANKATLANTIC BANCORP STOCK PERFORMANCE 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 8/28/08 Price to book* 1.99x 2.55x 1.65x 1.61x 0.50x 0.21x *Market value per share at given date divided by book value per share at given date 12/31/02 - 8/28/08

7 OVERVIEW Founded in 1952 "Florida's Most Convenient Bank" Second largest bank headquartered in Florida Over 100 stores Operates in top 6 counties in Florida BANKATLANTIC

9 STRATEGY Increase Core Deposits by: Florida's Most Convenient Bank initiative Strong service, sales and marketing culture "WOW!" Customer Experience Managed loan growth in Consumer, Small Business, Commercial Real Estate and Corporate sectors Improve operational efficiency Maintain capital strength Improve operating earnings BANKATLANTIC

11 FOOTPRINT BANKATLANTIC

13 THE BANKATLANTIC EXPERIENCE

15 BankAtlantic Deposits (In millions) BankAtlantic Market Share2 1 As of 6/30/08 2 As of 12/31/07; Source: Florida Banker's Assoc. MARKET SHARE Broward (Fort Lauderdale) $1,716 26 5.1% Palm Beach / Treasure Coast $1,206 31 2.9% Miami-Dade $702 25 1.1% Tampa Bay $299 19 0.7% BankAtlantic Footprint $3,923 101 3.3% BANKATLANTIC # of Stores1

17 FLORIDA MARKET BANKATLANTIC 2000-2007 Population Growth Rate 2007-2012 Population Growth Rate BankAtlantic 0.1822 0.128 U.S. 0.0886 0.0626 Source: SNL Financial; CNN Money.com 2008 Florida U.S. Florida is #3 in national deposits at $369 billion Florida is ranked #3 in national population growth rate

19 BANKATLANTIC FLORIDA DEPOSIT RANKING* Institution Branches Deposits ($ in Billions) *Other institution's branch & deposit data as of 12/31/07; BankAtlantic's as of 6/30/08 Source: Florida Banker's Assoc. 1. Wachovia 736 $75.8 2. Bank of America 735 65.7 3. SunTrust 560 35.9 4. Regions 461 14.8 5. Washington Mutual 275 11.2 6. Colonial 204 10.5 7. BankUnited 77 7.2 8. Fifth Third 154 7.1 . . . . . . . . . . . . 13. BankAtlantic 101 $3.9

21 2008 STRATEGIC INITIATIVES IMPROVE CORE OPERATING PERFORMANCE MANAGE CREDIT QUALITY MAINTAIN CAPITAL STRENGTH BANKATLANTIC

23 2008 STRATEGIC INITIATIVES IMPROVE CORE OPERATING PERFORMANCE MANAGE CREDIT QUALITY MAINTAIN CAPITAL STRENGTH BANKATLANTIC

25 DEPOSIT MIX Core Deposits3 = 60% Average Balances 1Includes Public & Brokered CDs 2Average balances for six months ended 6/30/08 3DDA, NOW, Savings Core Deposits3 = 30% Cost of Core Deposits3 = 0.54% BANKATLANTIC Savings DDA NOW MMKT CDs Amount 14 23 24 16 23 Savings DDA NOW MMKT CDss Amount 140961 398401 327999 750299 1230013

27 Demand Deposits $891 23% 0.00% NOW 940 24% 0.81% Savings 526 13% 0.94% Money Market 622 16% 1.58% Certificate of Deposits 956 24% 3.90% Total Deposits $3,935 100% 1.49% 6/30/08 % of Total Cost Period-end Balances, Millions DEPOSITS BANKATLANTIC BANCORP

29 CORE DEPOSIT GROWTH Period-end Balances, in millions 1DDA, NOW, Savings Up $52mm +2.3% BANKATLANTIC CORE DEPOSITS1

31 2005 2006 2007 2008 Projected Core Deposits 4 17 28 32 NEW STORES OPENED1 1Since 2005; 31 stores as of 2Q08 (CUMULATIVE) STORE EXPANSION PROGRAM 2Core Deposits are DDA, NOW and Savings Jun-06 Jun-07 Jun-08 Core Deposits 41247 147905 269838 Total Deposits 79287 249117 398871 Period End Balances, $ in Thousands NEW STORE DEPOSITS2 BANKATLANTIC

33 2002 2003 2004 2005 2006 2007 2008 YTD (6 MOS) Fee Income 53317 70686 85724 100060 131844 143882 72281 NON-INTEREST INCOME Dollars in Thousands 9.1% Compound Growth 22.0% (2002-2007) BANKATLANTIC

35 Purchased Residential $2,034 45% 5.46% Commercial Real Estate 1,311 29% 5.68% Consumer 734 16% 4.45% Small Business 320 7% 6.99% Corporate 141 3% 6.92% Total Loans $4,540 100% 5.50% 6/30/08 % of Total Yield Period-end Balances, Millions LOAN PORTFOLIO BANKATLANTIC BANCORP

37 Mortgage Backed Securities $572 41% 5.65% CMO's 181 13% 4.36% Tax Certificates 416 30% 8.69% FHLB Stock 86 6% 5.72% Other 147 10% 1.48% Total Investment Portfolio $1,401 100% 6.00% 6/30/08 % of Total Period-end Balances, Millions INVESTMENT PORTFOLIO The MBS & CMO holdings consist entirely of agency backed securities. The portfolio does not include any collateralized loan obligations, collateralized debt obligations, asset backed commercial paper or structured investment vehicle holdings. Yield BANKATLANTIC

39 1Q'07 2Q'07 3Q'07 4Q'07 1Q'08 2Q'08 NIM 0.0378 0.0372 0.0359 0.0341 0.0337 0.0358 NET INTEREST MARGIN1 1The tax equivalent basis is computed using a 35% tax rate QUARTERLY BANKATLANTIC

41 2005 2006 2007 2008 YTD (6 MOS) Excl. Impairment, Restructuring & Exit Activities 237386 293439 293008 135126 NON-INTEREST EXPENSE 1 BANKATLANTIC 1Expenses as presented exclude Impairment, Restructuring & Exit Activities

43 1Q'07 2Q'07 3Q'07 4Q'07 1Q'08 2Q'08 Excl. Impairment, Restructuring & Exit Activities 76217 70400 70490 75900 68741 66385 BANKATLANTIC NON-INTEREST EXPENSE 1 1Expenses as presented exclude Impairment, Restructuring & Exit Activities

45 Focus on sales & service disciplines and core deposit growth Commitment to overall expense reduction efforts as part of a multi-year program Core operating earnings improvement1 Up $13 million or 164% compared to 4Q2007 Up $5.5 million or 37% compared to 1Q2008 Up $3 million or 18% compared to 2Q2007 1 Core operating earnings = pre-tax earnings before the impact of loan provisions and impairment, restructuring & exit activities Core Operating Performance Summary BANKATLANTIC

47 2007 YTD (6 MOS) 2007 Full Yr 2008 YTD (6 MOS) Core Oper Earnings 28098 50385 35083 Core Operating Earnings1 Dollars in Thousands BANKATLANTIC 1 Core operating earnings = pre-tax earnings before the impact of loan provisions and impairment, restructuring & exit activities

49 INCOME STATEMENT BANKATLANTIC Dollars in Thousands 4Q07 1Q08 2Q08 Total Revenue $83,581 $83,558 $86,651 Non-Interest Expense, adjusted 1 $75,900 $68,741 $66,385 Core Operating Earnings 2 $7,681 $14,817 $20,266 GAAP Net Income (Loss) ($3,372) ($16,981) ($14,059) 1 Non-interest expenses are shown before the impact of impairment, restructuring & exit activities 2 Core operating earnings = pre-tax earnings before the impact of loan provisions and impairment, restructuring & exit activities

51 2008 STRATEGIC INITIATIVES IMPROVE CORE OPERATING PERFORMANCE MANAGE CREDIT QUALITY MAINTAIN CAPITAL STRENGTH BANKATLANTIC

53 BANKATLANTIC ASSET QUALITY BankAtlantic does NOT have: Subprime lending programs Negative amortization or option ARM loans Collateralized debt obligations Asset-backed commercial paper Structured investment vehicles Fannie Mae or Freddie Mac equity or debt securities Trust preferred holdings High-rise condo exposure

55 BANKATLANTIC ASSET QUALITY BankAtlantic DOES have: Over fifty years of experience in Florida Executive management expertise in Commercial Real Estate Centralized loan underwriting and credit administration Self-originated HELOC portfolio Diversified first mortgage residential loan portfolio; over 90% of these loan balances located outside of Florida

57 2005 2005 2006 2007 2Q 2008 2Q 2008 Non Performing Assets/Loans & Other Assets 0.17% 0.17% 0.55% 4.10% 2.05% 2.05% Annualized Net Charge-offs / (Recoveries) to Avg. Loans Outstanding -0.04% -0.04% 0.13% 0.44% 2.04% 2.04% Loan Loss Reserve / NPL 605.68% 605.68% 982.89% 52.65% 126.35% 126.35% ASSET QUALITY BANKATLANTIC

59 As of 6/30/08 ALLOWANCE FOR LOAN LOSSES Consumer Loans $23,326 3.17% 518% Residential $4,497 0.22% 25% Small Business $5,596 1.74% 480% Commercial Non-RE $2,174 1.56 % N/A Commercial RE $62,832 5.13% 116% TOTAL BANK $98,424 2.21% 126% Reserve % of O/S* Dollars in Thousands % of NPL** *O/S = Outstanding Loans **NPL = Non-performing Loans BANKATLANTIC

61 COMMERCIAL REAL ESTATE SUMMARY as of 6/30/08 $ in millions Total Non-Accrual Builder land bank loans $64.0 $17.6 Land A&D loans 172.3 3.2 Land AD&C loans 88.1 24.7 Total Land AD&C Portfolio $324.4 $45.5 Other CRE loans 893.4 8.4 Total CRE loans $1,217.8 $54.0 BANKATLANTIC $ in millions 12/31/2007 6/30/2008 Total Land AD & C Portfolio $503.1 $324.4

63 BANKATLANTIC NET CHARGE-OFFS $ in thousands 2007 1Q 2008 2Q2008 Residential $446 $624 $335 Commercial $11,396 $40,565 $14,498 Small Business $1,934 $1,135 $345 Consumer $6,648 $4,748 $7,095 Total Net Charge-Offs $20,424 $47,072 $22,773

In March 2008, the Parent entity created a wholly-owned subsidiary, separate from BankAtlantic. BankAtlantic sold at net book value $95.1 million of loans, net of $6.4 million of reserves to the workout sub, for cash. 65 BankAtlantic BankAtlantic Bancorp Workout Sub BANKATLANTIC BANCORP ASSET WORKOUT SUBSIDIARY

67 BANKATLANTIC BANCORP TRANSFER OF NPAs TO WORKOUT SUBSIDIARY Results of new sub/transfer of loans: Reduces BankAtlantic's non-performing loans Strengthens BankAtlantic's loan reserve coverage Strengthens BankAtlantic's capital ratios Allows cash to be used by the Bank Allows analysts better insight into core operations of the Bank Allows isolation of the assets into the workout subsidiary for consideration of other alternatives in the future No impact to consolidated financials

69 2008 STRATEGIC INITIATIVES IMPROVE CORE OPERATING PERFORMANCE MANAGE CREDIT QUALITY MAINTAIN CAPITAL STRENGTH BANKATLANTIC

71 CAPITAL RATIOS as of June 30, 2008 OTS "Well Capitalized" Requirement BankAtlantic (Bank Only)* Ratios Leverage 5.0% 6.82% Tier 1 6.0% 9.99% Total 10.0% 11.77% Excess Total Capital over "Well Capitalized" Requirement $75.5 million *Regulatory capital requirements do not apply to a unitary thrift holding company

73 Core (pre-loan provision) earnings improvement at the Bank Slowed earning asset growth; transfer of non- performing loans to Parent workout subsidiary $55 million capital contribution by Parent in 2008; additional Parent sources available as necessary August 2008 - Announced reverse stock split CAPITAL Key 2008 Actions

75

77 Revenue: 2Q08 $89.5 Million Net Income: 2Q08 ($19.4) Million BANKATLANTIC BANCORP Revenue: 2Q08 $86.7 Million Net Income: 2Q08 ($14.1) Million BankAtlantic Revenue: 2Q08 $2.8 Million Net Income: 2Q08 ($5.3) Million Parent Company

79 BANKATLANTIC BANCORP Sale of Stifel common stock; liquidation of certain other Parent Company investments Creation of loan workout subsidiary; transfer of approx $95 million in cash to BankAtlantic in exchange for nonperforming loans, at net book value Capital contributions from Bancorp to BankAtlantic of $55 million Announced reverse stock split anticipated to be complete by the end of 3Q 2008 In August 2008, received $9.6 million prepayment of Stifel Financial contingent payment associated with the 2007 sale of Ryan Beck 2008 Key Events

81 BANKATLANTIC BANCORP 2Q 2008 WORKOUT SUB ACTIVITY Period End Balances, in Thousands Balance 3/31/08 Net Charge-Offs Moved to Performing Payments and Other, Net Balance 6/30/08 Commercial Nonaccrual Loans $101,493 ($8,184) ($2,351) ($546) $90,412 Specific Reserves ($6,440) ($1,262) - - ($7,702) Net Nonaccrual Loans Outstanding $95,053 ($9,446) ($2,351) ($546) $82,710 Performing Commercial Loans - - $2,351 - $2,351 Total Net Loans Outstanding $95,053 ($9,446) - ($546) $85,061

83 STOCK PERFORMANCE BBX S&P 500 2008 YTD Performance* -63.4% -11.4 % BANKATLANTIC BANCORP *as of 8/28/08 close BBX Stock Price * $1.50 Price to Tangible Book * 0.25x

Except for historical information contained herein, the matters discussed in this document contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. When used in this document and in any documents incorporated by reference herein, the words "anticipate," "believe," "estimate," "may," "intend," "expect" and similar expressions identify certain of such forward-looking statements. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of BankAtlantic Bancorp, Inc. ("the Company") and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company's control. These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, products and services, including the impact of a continued downturn in the economy or a recession on our business generally, as well as the ability of our borrowers to service their obligations and on our customers to maintain account balances; credit risks and loan losses, and the related sufficiency of the allowance for loan losses, including the impact on the credit quality of our loans (including those held in the asset workout subsidiary of the Company), of a sustained downturn in the real estate market and other changes in the real estate markets in our trade area, and where our collateral is located; the quality of our residential land acquisition and development loans (including "Builder land bank loans") and conditions specifically in that market sector; the risks of additional charge- offs, impairments and required increases in our allowance for loan losses and the potential impact on BankAtlantic's maintenance of "well capitalized" ratios; BankAtlantic Bancorp's ability to successfully manage the loans held by the newly formed asset workout subsidiary; the successful completion of a sale or joint venture of BankAtlantic Bancorp's interests in the newly formed asset workout subsidiary in the future, and the risk that we will continue to realize losses in that loan portfolio; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws including their impact on the bank's net interest margin; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on our activities and the value of our assets; BankAtlantic's seven-day banking initiatives and other growth, marketing or advertising initiatives not resulting in continued growth of core deposits or increasing average balances of new deposit accounts or producing results which do not justify their costs; the success of our expense discipline initiatives and the ability to achieve additional cost savings; the success of BankAtlantic's store expansion program, and achieving growth and profitability at the stores in the time frames anticipated, if at all; and the impact of periodic testing of goodwill, deferred tax assets and other assets for impairment; the risks and uncertainties associated with the rights offering, including that, because of business, economic or market conditions or for any other reasons within the Company's discretion, the Company may decide not to pursue the rights offering on the terms proposed, if at all, and that the rights offering may not be consummated; and the risks and uncertainties associated with the reverse stock split, including that, because of business, economic or market conditions or for any other reasons within the Company's discretion, the Company may decide not to effect the reverse stock split on the currently contemplated terms, if at all. Past performance, actual or estimated new account openings and growth may not be indicative of future results. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in our Annual Report on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not exclusive.. 85 FORWARD-LOOKING INFORMATION

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